                                                               Exhibit 99.(d)(n)

               STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
                      SUB-INVESTMENT MANAGEMENT AGREEMENT

      AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and State Street Research & Management Company, a Delaware corporation (the "Sub-Investment Manager");

                                 W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research Aggressive Growth Portfolio as set forth in the State Street Research Aggressive Growth Portfolio Investment Management Agreement dated May 1, 2001, between the Fund and the Investment Manager (the "State Street Research Aggressive Growth Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate Sub-Investment management agreement with respect to the State Street Research Aggressive Growth Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.

                     Duties of the Sub-Investment Manager.
                     ------------------------------------

      Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's State Street Research Aggressive Growth Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                  ARTICLE 2.

                        Sub-Investment Management Fee.
                        -----------------------------

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the State Street Research Aggressive Growth Portfolio Investment Management Agreement. Nothing in this State Street Research Aggressive Growth Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                Other Matters.
                                -------------

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.


                                   ARTICLE 3.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research Aggressive Growth Portfolio Investment Management Agreement.

                                   ARTICLE 4.

                                  Definitions.
                                  -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.

                                 Governing Law.
                                 -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                   ----------

                                    Notices.
                                    --------

      Notices to be given hereunder shall be addressed to:

      Fund:                     Christopher P. Nicholas
                                President and Chief Operating Officer
                                Metropolitan Series Fund, Inc.
                                One Madison Avenue, Area 7G
                                New York, New York 10010

      Investment Manager:       John F. Guthrie, Jr.
                                Senior Vice-President
                                MetLife Advisers, LLC
                                501 Boylston Street
                                Boston, Massachusetts 02116

      Sub-Investment Manager:   Francis J. McNamara, III
                                Executive Vice President, Secretary & General
                                Counsel
                                State Street Research & Management Company
                                One Financial Center
                                Boston, Massachusetts 02111

        Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By
                                  ------------------------------------
                                  Christopher P. Nicholas
                                  President
  Attest:


  --------------------------
  Danne L. Johnson
  Secretary

                                METLIFE ADVISERS, LLC



                                By
                                  ------------------------------------
                                 John F. Guthrie, Jr.
                                 Senior Vice-President
  Attest:



  --------------------------
  Assistant Secretary

                                STATE STREET RESEARCH & MANAGEMENT COMPANY


                                By
                                  ------------------------------------


  Attest:


  --------------------------
  Secretary

                                   Appendix

                  STATE STREET RESEARCH & MANAGEMENT COMPANY
                  ------------------------------------------

                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

               State Street Research Aggressive Growth Portfolio
               -------------------------------------------------


                1st $500 Million        .45%
                next $500 Million       .35%
                next $1.5 Billion       .30%
                of the average daily value of the net assets of the Portfolio.

          STATE STREET RESEARCH DIVERSIFIED PORTFOLIO SUB-INVESTMENT
                             MANAGEMENT AGREEMENT

      AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and State Street Research & Management Company, a Delaware corporation (the "Sub-Investment Manager");

                                 W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research Diversified Portfolio as set forth in the State Street

Research Diversified Portfolio Investment Management Agreement dated May 1, 2001, between the Fund and the Investment Manager (the "State Street Research Diversified Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the State Street Research Diversified Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                  ARTICLE 1.

                     Duties of the Sub-Investment Manager.
                     ------------------------------------

      Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's State Street Research Diversified Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the

"Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the

Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                  ARTICLE 2.

                        Sub-Investment Management Fee.
                        -----------------------------

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the State Street Research Diversified Portfolio Investment Management Agreement. Nothing in this State Street Research Diversified Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the

  Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                    Other Matters.
                                    -------------

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.


                                  ARTICLE 3.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research Diversified Portfolio Investment Management Agreement.

                                  ARTICLE 4.

                                 Definitions.
                                 -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                  ARTICLE 5.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE 6.

                                Governing Law.
                                -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                  ARTICLE 7.
                                  ----------

                                   Notices.
                                   --------

      Notices to be given hereunder shall be addressed to:

      Fund:                     Christopher P. Nicholas
                                President and Chief Operating Officer
                                Metropolitan Series Fund, Inc.
                                One Madison Avenue, Area 7G
                                New York, New York 10010

      Investment Manager:       John F. Guthrie, Jr.
                                Senior Vice-President
                                MetLife Advisers, LLC
                                501 Boylston Street
                                Boston, Massachusetts 02116



      Sub-Investment Manager:   Francis J. McNamara, III
                                Executive Vice President, Secretary & General
                                Counsel
                                State Street Research & Management Company
                                One Financial Center
                                Boston, Massachusetts 02111




        Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By
                                  ------------------------------
                                  Christopher P. Nicholas
                                   President

  Attest:



  ------------------------------
  Danne L. Johnson
  Secretary

                                METLIFE ADVISERS, LLC



                                By
                                  ------------------------------
                                   John F. Guthrie, Jr.
                                   Senior Vice-President

  Attest:


  ------------------------------
  Assistant Secretary
                                STATE STREET RESEARCH & MANAGEMENT COMPANY


                                By
                                  ------------------------------


  Attest:


  ------------------------------
  Secretary

                                   Appendix

                  STATE STREET RESEARCH & MANAGEMENT COMPANY
                  ------------------------------------------

                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

                  State Street Research Diversified Portfolio
                  -------------------------------------------


                1st $250M       .35%
                next $250M      .30%
                over $500M      .25%
                of the average daily value of
                the net assets of the Portfolio.

               STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO
                      SUB-INVESTMENT MANAGEMENT AGREEMENT


          AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and State Street Research & Management Company, a Delaware corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

          WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

          WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research Growth Portfolio as set forth in the State Street Research Investment Trust Portfolio Investment Management Agreement dated May 1, 2001, between the Fund and the Investment Manager (the "State Street Research Investment Trust Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the State Street Research Investment Trust Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.

                     Duties of the Sub-Investment Manager.
                     ------------------------------------

      Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's State Street Research Investment Trust Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                  ARTICLE 2.

                        Sub-Investment Management Fee.
                        -----------------------------

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the State Street Research Portfolio Investment Management Agreement. Nothing in this State Street Research Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                    Other Matters.
                                    -------------

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the

  Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                  ARTICLE 3.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research Portfolio Investment Management Agreement.

                                  ARTICLE 4.

                                 Definitions.
                                 -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                  ARTICLE 5.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE 6.

                                Governing Law.
                                -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.

                                    Notices.
                                    --------

      Notices to be given hereunder shall be addressed to:

      Fund:
           Christopher P. Nicholas
           President and Chief Operating Officer
           Metropolitan Series Fund, Inc.
           One Madison Avenue, Area 7G
           New York, New York 10010

      Investment Manager:
           John F. Guthrie, Jr.
           Senior Vice-President
           MetLife Advisers, LLC
           501 Boylston Street
           Boston, Massachusetts 10010


      Sub-Investment Manager:
           Francis J. McNamara, III
           Executive Vice-President, Secretary & General Counsel
           State Street Research & Management Company
           One Financial Center
           Boston, Massachusetts 02111

        Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By ______________________________
                                   Christopher P. Nicholas, President

  Attest:

  _______________________________
  Danne L. Johnson, Secretary

                                METLIFE  ADVISERS, LLC



                                By _______________________________
                                   John F. Guthrie, Jr., Senior Vice-President

  Attest:

  _______________________________
  Name:
  Title:
                                STATE STREET RESEARCH & MANAGEMENT COMPANY



                                By _______________________________
                                   Francis J. McNamara, III, Executive Vice-
  President

  Attest:

  _______________________________
  Name:
  Title:

                                   Appendix

                  STATE STREET RESEARCH & MANAGEMENT COMPANY
                  ------------------------------------------

                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

               State Street Research Investment Trust Portfolio
               ------------------------------------------------


                1st $250 Million        .40%
                next $250 Million       .35%
                next $1.5 Million       .30%
                above $2 Billion        .25%

                of the average daily value of   the net assets of the Portfolio

                    STATE STREET RESEARCH INCOME PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

          AGREEMENT made this 1st day of May, 2001 and amended effective the first day of August, 1997, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and State Street Research & Management Company, a Delaware corporation (the "Sub-Investment Manager");

                                 W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research Income Portfolio as set forth in the State Street Research Income Portfolio Investment Management Agreement dated May 1, 2001, between the Fund and the Investment Manager (the "State Street Research Income Portfolio Investment Management

Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the State Street Research Income Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                  ARTICLE 1.

                     Duties of the Sub-Investment Manager.
                     ------------------------------------

      Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's State Street Research Income Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                  ARTICLE 2.

                        Sub-Investment Management Fee.
                        -----------------------------

          The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the State Street Research Income Portfolio Investment Management Agreement. Nothing in this State Street Research Income Portfolio Sub-Investment Management Agreement shall change or affect that arrangement.
The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                    Other Matters.
                                    -------------

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                  ARTICLE 3.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research Income Portfolio Investment Management Agreement.

                                  ARTICLE 4.

                                 Definitions.
                                 -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                  ARTICLE 5.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE 6.

                                Governing Law.
                                -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                  ARTICLE 7.
                                  ----------

                                   Notices.
                                   --------

      Notices to be given hereunder shall be addressed to:

      Fund:                Christopher P. Nicholas
                           President and Chief Operating Officer
                           Metropolitan Series Fund, Inc.
                           One Madison Avenue, Area 7G
                           New York, New York 10010

      Investment Manager:  John F. Guthrie, Jr.
                           Senior Vice-President
                           MetLife Advisers, LLC
                           501 Boylston Street
                           Boston, Massachusetts 02116

      Sub-Investment Manager: Francis J. McNamara, III
                           Executive Vice President, Secretary & General Counsel State Street Research & Management Company
                           One Financial Center
                           Boston, Massachusetts 02111

        Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By
                                  --------------------------------
                                  Christopher P. Nicholas
                                  President

  Attest:


  -------------------------
  Danne L. Johnson
  Secretary

                                METLIFE ADVISERS, LLC




                                By
                                  --------------------------------
                                  John F. Guthrie, Jr.
                                  Senior Vice-President

Attest:

-------------------------
                                STATE STREET RESEARCH &
                                MANAGEMENT COMPANY


                                By
                                  --------------------------------

  Attest:


-------------------------

                                   Appendix

                  STATE STREET RESEARCH & MANAGEMENT COMPANY
                  ------------------------------------------

                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

                    State Street Research Income Portfolio
                    --------------------------------------


                1st $150 Million        .25%
                next $200 Million       .20%
                above $350 Million      .15%
                of the average daily value of the net assets of the Portfolio.

                 STATE STREET RESEARCH MONEY MARKET PORTFOLIO
                      SUB-INVESTMENT MANAGEMENT AGREEMENT

      AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and State Street Research & Management Company, a Delaware corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research Money Market Portfolio as set forth in the Money Market Portfolio Amended Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "State Street Research Money Market Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate Sub-Investment management agreement with respect to the State Street Research Money Market Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                  ARTICLE 1.

                     Duties of the Sub-Investment Manager.
                     ------------------------------------

      Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's State Street Research Money Market Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                  ARTICLE 2.

                        Sub-Investment Management Fee.
                        -----------------------------

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the State Street Research Money Market Portfolio Investment Management Agreement. Nothing in this State Street Research Money Market Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.
                                 -------------

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                  ARTICLE 3.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by
(i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research Money Market Portfolio Investment Management Agreement.

                                  ARTICLE 4.

                                 Definitions.
                                 -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                  ARTICLE 5.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE 6.

                                Governing Law.
                                -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                  ARTICLE 7.

                                   Notices.
                                   -------

      Notices to be given hereunder shall be addressed to:

           Fund:                Christopher P. Nicholas
                                President and Chief Operating Officer
                                Metropolitan Series Fund, Inc.
                                One Madison Avenue, Area 7G
                                New York, New York 10010

Investment Manager:             John F. Guthrie, Jr.
                                Senior Vice-President
                                MetLife Advisers, LLC
                                501 Boylston Street
                                Boston, Massachusetts 02116

Sub-Investment Manager:         Francis J. McNamara, III
                                Executive Vice President, Secretary & General
                                Counsel
                                State Street Research & Management Company
                                One Financial Center
                                Boston, Massachusetts 02111

      Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By
                                  -----------------------------------
                                  Christopher P. Nicholas
                                  President
Attest:


----------------------------
Danne L. Johnson
Secretary

                                METLIFE ADVISERS, LLC





                                By
                                  -----------------------------------
                                   John F. Guthrie, Jr.
                                   Senior Vice-President
Attest:



----------------------------


                                STATE STREET RESEARCH & MANAGEMENT COMPANY



                                By
                                  -----------------------------------
Attest:


----------------------------

                                   Appendix

                  STATE STREET RESEARCH & MANAGEMENT COMPANY
                  ------------------------------------------


                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

                 State Street Research Money Market Portfolio
                 --------------------------------------------


                     0.25% of the average daily value of the
                          net assets of the Portfolio

            STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

      AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and State Street Research & Management Company, a Delaware corporation (the "Sub-Investment Manager");

                                 W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research Aurora Small Cap Value Portfolio as set forth in the Investment Management Agreement dated May 1, 2001 relating to the State Street Research Aurora Small Cap Value Portfolio between the Fund and the Investment Manager (the "State

Street Research Aurora Small Cap Value Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the State Street Research Aurora Small Cap Value Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                  ARTICLE 1.

                     Duties of the Sub-Investment Manager.
                     ------------------------------------

      Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's State Street Research Aurora Small Cap Value Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the

Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the

Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

      The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

      Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                  ARTICLE 2.

                        Sub-Investment Management Fee.
                        -----------------------------

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the State Street Research Aurora Small Cap Value Investment Management Agreement. Nothing in this State Street Research Aurora Small Cap Value Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

     The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                 Other Matters.
                                 -------------

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the

Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                  ARTICLE 3.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research Aurora Small Cap Value Portfolio Investment Management Agreement.

                                  ARTICLE 4.

                                 Definitions.
                                 -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                  ARTICLE 5.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE 6.

                                Governing Law.
                                -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                  ARTICLE 7.

                                   Notices.
                                   -------

      Notices to be given hereunder shall be addressed to:

           Fund:         Christopher P. Nicholas
                         President and Chief Operating Officer
                         Metropolitan Series Fund, Inc.
                         One Madison Avenue, Area 7G
                         New York, New York 10010

Investment Manager:      John F. Guthrie, Jr
                         Senior Vice-President
                         MetLife Advisers, LLC
                         501 Boylston Street
                         Boston, Massachusetts 02116

Sub-Investment Manager:  Francis J. McNamara, III
                         Executive Vice President, Secretary & General Counsel State Street Research & Management Company
                         One Financial Center
                         Boston, Massachusetts 02111


      Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By______________________________
                                  Christopher P. Nicholas
                                   President
Attest:



_________________________________
Danne L. Johnson
Secretary
                                METLIFE ADVISERS, LLC



                                By  _______________________________
                                  John F. Guthrie, Jr.
                                  Senior Vice-President


Attest:


_____________________________________


                                STATE STREET RESEARCH &
                                MANAGEMENT COMPANY, INC.



                                By ________________________________

Attest:



_____________________________

                                   Appendix

               STATE STREET RESEARCH & MANAGEMENT COMPANY, INC.
                -----------------------------------------------


                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

            State Street Research Aurora Small Cap Value Portfolio
            ------------------------------------------------------


                1st $250 Million        .55%
                next $250 Million       .50%
                next$250 Million        .45%
                next $750 Million       .40%
                of the average daily value of the net assets of the Portfolio

                     PUTNAM INTERNATIONAL STOCK PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

      AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Putnam Investment Management, LLC., a Delaware limited liability company (the "Sub-Investment Manager");

                                 W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

          WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Putnam International Stock Portfolio (formerly known as the Santander International Stock Portfolio) as set forth in the Investment Management Agreement dated May 1, 2001 relating to the Putnam International Stock Portfolio between the Fund and the Investment Manager (the "Putnam International Stock Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Putnam International Stock Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                  ARTICLE 1.

                     Duties of the Sub-Investment Manager.
                     ------------------------------------

      Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Putnam International Stock Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the

Investment Company Act and, so far as it is in its power and authority, the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code). The Investment Manager acknowledges and agrees that the Sub-Investment Manager's compliance with such obligations with respect to the Code will be based, in part, on information supplied by the Investment Manager or its agents as to the Portfolio, such as Portfolio security lot gain/loss allocation. The Sub-Investment Manager shall have no responsibility for any losses due to inaccurate or untimely information supplied by the Investment Manager.

      The Sub-Investment Manager shall not be responsible for the administrative affairs of the Fund including, but not limited to, accounting and pricing the Portfolio except as specifically agreed to herein. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants due to a lack of market or broker quotations, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

      Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                  ARTICLE 2.

                        Sub-Investment Management Fee.
                        -----------------------------

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Putnam International Stock Portfolio Investment Management Agreement. Nothing in this Putnam International Stock Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.
                                 -------------

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that, to the extent required by the Investment Company Act, all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

      The Investment Manager may use (and shall cause all of its affiliates, including the Fund, to use, the names "Putnam Investment Management, Inc.", "Putnam Investment Management", "Putnam Investments" or "Putnam" or any derivation thereof only for so long as this Agreement or any extension, renewal or amendment remains in effect. At such times as this Agreement shall no longer be in effect, the Investment Manager shall cease to use (and shall cause its affiliates to cease using) any name using any of the foregoing terms or any other name indicating that the Portfolio is advised by or otherwise connected with the Sub-Investment Manager. The Investment Manager acknowledges that the Fund has included the name "Putnam" in the Portfolio through permission of the Sub-Investment Manager and the Sub-Investment Manager retains all rights to such name.

      The Investment Manager will not, and will cause its affiliates to not, refer to or describe the Sub-Investment Manager in any prospectus, proxy statement, sales literature or other material except with the written permission of the Sub-Investment Manager, which permission shall not unreasonably be withheld.

                                  ARTICLE 3.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Putnam International Stock Portfolio Investment Management Agreement.

                                  ARTICLE 4.

                                 Definitions.
                                 -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                  ARTICLE 5.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE 6.

                                Governing Law.
                                -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                  ARTICLE 7.

                                   Notices.
                                   -------

      Notices to be given hereunder shall be addressed to:

           Fund:        Christopher P. Nicholas
                        President and Chief Operating Officer
                        Metropolitan Series Fund, Inc.
                        One Madison Avenue, Area 6E
                        New York, New York 10010

Investment Manager:     John F. Guthrie, Jr
                        Senior Vice-President
                        MetLife Advisers, LLC
                        501 Boylston Street
                        Boston, Massachusetts 02116

Sub-Investment Manager:   Putnam Investment Management, LLC
                          One Post Office Square
                          Boston, Massachusetts 02109
                          Attention: Eric S. Levy

      Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By ____________________________
                                   Christopher P. Nicholas
                                   President
Attest:


________________________________
Danne L. Johnson
Secretary

                                METLIFE  ADVISERS, LLC


                                By  _______________________________
                                  John F. Guthrie, Jr.
                                  Senior Vice-President
Attest:


____________________________
Assistant Secretary
                                PUTNAM INVESTMENT
                                MANAGEMENT, LLC



                                By:  _______________________

Attest:


____________________________

                                   Appendix

                       PUTNAM INVESTMENT MANAGEMENT, LLC


                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

                     Putnam International Stock Portfolio
                     -------------------------------------


                1st $150 Million        .65%
                next $150 Million       .55%
                over $300 Million       .45%
                of the average daily value of the net assets of the Portfolio

                       PUTNAM LARGE CAP GROWTH PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

      AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Putnam Investment Management, LLC, a Delaware limited liability company (the "Sub-Investment Manager");

                             W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Putnam Large Cap Growth as set forth in the Investment Management Agreement dated May 1, 2001 relating to the Putnam Large Cap Growth Portfolio between the Fund and the Investment Manager (the "Putnam Large Cap Growth Portfolio Investment

Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Putnam Large Cap Growth Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                  ARTICLE 1.

                     Duties of the Sub-Investment Manager.
                     ------------------------------------

      Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Putnam Large Cap Growth Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the

Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and, so far as it is in its power and authority, the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the
Code). The Investment Manager acknowledges and agrees that the Sub-Investment Manager's compliance with such obligations with respect to the Code will be based, in part, on information supplied by the Investment Manager or its agents as to the Portfolio, such as Portfolio security lot gain/loss allocation. The Sub-Investment Manager shall have no responsibility for any losses due to inaccurate or untimely information supplied by the Investment Manager.

      The Sub-Investment Manager shall not be responsible for the administrative affairs of the Fund including, but not limited to, accounting and pricing the Portfolio except as specifically agreed to herein. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants due to a lack of market or broker quotations, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

      Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                  ARTICLE 2.

                        Sub-Investment Management Fee.
                        -----------------------------

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Putnam Large Cap Growth Portfolio Investment Management Agreement. Nothing in this Putnam Large Cap Growth Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.
                                 -------------

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that, to the extent required by the Investment Company Act, all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this

Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

      The Investment Manager may use (and shall cause all of its affiliates, including the Fund, to use, the names "Putnam Investment Management, Inc.", "Putnam Investment Management", "Putnam Investments" or "Putnam" or any derivation thereof only for so long as this Agreement or any extension, renewal or amendment remains in effect. At such times as this Agreement shall no longer be in effect, the Investment Manager shall cease to use (and shall cause its affiliates to cease using) any name using any of the foregoing terms or any other name indicating that the Portfolio is advised by or otherwise connected with the Sub-Investment Manager. The Investment Manager acknowledges that the Fund has included the name "Putnam" in the Portfolio through permission of the Sub-Investment Manager and the Sub-Investment Manager retains all rights to such name.

      The Investment Manager will not, and will cause its affiliates to not, refer to or describe the Sub-Investment Manager in any prospectus, proxy statement, sales literature or other material except with the written permission of the Sub-Investment Manager, which permission shall not unreasonably be withheld.

                                  ARTICLE 3.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Putnam Large Cap Growth Portfolio Investment Management Agreement.

                                  ARTICLE 4.

                                 Definitions.
                                 -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                  ARTICLE 5.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE 6.

                                Governing Law.
                                -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                  ARTICLE 7.

                                   Notices.
                                   -------

      Notices to be given hereunder shall be addressed to:

           Fund:     Christopher P. Nicholas
                     President and Chief Operating Officer
                     Metropolitan Series Fund, Inc.
                     One Madison Avenue, Area 6E
                     New York, New York 10010

Investment Manager:  John F. Guthrie
                     Senior Vice-President
                     MetLife Advisers, LLC
                     501 Boylston Street
                     Boston, Massachusetts 02116

Sub-Investment Manager:  Putnam Investment Management, LLC
                         One Post Office Square
                         Boston, Massachusetts 02109
                         Attention: Eric S. Levy

      Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By ___________________________
                                   Christopher P. Nicholas
                                   President
Attest:


___________________________
Danne L. Johnson
Secretary
                                METLIFE ADVISERS, LLC


                                By ____________________________
                                   John F. Guthrie, Jr.
                                   Senior Vice-President

Attest:

__________________________

                                PUTNAM INVESTMENT
                                MANAGEMENT, LLC


                                By ____________________________

Attest:


_______________________________

                                   Appendix

                       PUTNAM INVESTMENT MANAGEMENT, LLC
                       ---------------------------------


                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

                       Putnam Large Cap Growth Portfolio
                      ----------------------------------


                1st $150 Million        .50%
                next $150 Million       .45%
                over $300 Million       .35%
                of the average daily value of the net assets of the Portfolio

                   HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

      AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Harris Associates L.P., a Delaware limited partnership (the "Sub-Investment Manager");

                             W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Harris Oakmark Large Cap Value Portfolio as set forth in the Harris Oakmark Large Cap Value Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Harris Oakmark Large Cap Value Portfolio Investment

Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Harris Oakmark Large Cap Value Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1

                     Duties of the Sub-Investment Manager
                     ------------------------------------

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Harris Oakmark Large Cap Value Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus") and provided to Sub-Investment Manager in writing. Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and, to the extent operationally feasible, at a price which is approximately averaged.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Registration Statement of the Fund, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2

                         Sub-Investment Management Fee
                         -----------------------------

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Harris Oakmark Large Cap Value Portfolio Investment Management Agreement. Nothing in this Harris Oakmark Large Cap Value Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

     The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                 Other Matters
                                 -------------

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property as well as the Sub-Investment Manager's. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender copies of the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Registration Statement, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3

                  Duration and Termination of this Agreement
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Harris Oakmark Large Cap Value Portfolio Investment Management Agreement.

                                   ARTICLE 4

                                  Definitions
                                  -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5

                         Amendments of this Agreement
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6

                                 Governing Law
                                 -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7

                                    Notices
                                    -------

      Notices to be given hereunder shall be addressed to:

             Fund:       Christopher P. Nicholas
                         President and Chief Operating Officer
                         Metropolitan Series Fund, Inc.
                         One Madison Avenue, Area 7G
                         New York, New York 10010


   Investment Manager:   John F. Guthrie Jr.
                         Senior Vice-President
                         MetLife Advisers, LLC
                         501 Boylston Street
                         Boston, Massachusetts 02116

Sub-Investment Manager:  Robert M. Levy
                         Chief Executive Officer
                         Margaret K. McLaughlin
                         Senior Counsel
                         Harris Associates L.P.
                         Two North LaSalle Street
                         Chicago, Illinois  60602-3790

      Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.


                                By:
                                     -------------------------------
                                     Christopher P. Nicholas
                                     President
Attest:

---------------------------
Danne L. Johnson
Secretary

                                METLIFE ADVISERS, LLC


                                By:
                                     -------------------------------
                                     John F. Guthrie Jr.
                                     Senior Vice-President

Attest:


---------------------------
Cheryl D. Martino
Assistant Secretary

                                HARRIS ASSOCIATES L.P.



                                By:
                                     -------------------------------
                                     Robert M. Levy
                                     Chief Executive Officer
Attest:


---------------------------
Margaret K. McLaughlin
Senior Counsel

                                   APPENDIX
                                   --------

                            HARRIS ASSOCIATES L.P.
                            ---------------------

                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

                   Harris Oakmark Large Cap Value Portfolio
                   ----------------------------------------

                     0.450% on the first $100 Million
                     0.400% on the next $400 Million
                     0.350% over $500 Million

                of the average daily value of the net assets of the Portfolio

                     JANUS MID CAP PORTFOLIO SUB-INVESTMENT

                              MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Janus Capital Corporation, a Colorado corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of thirteen portfolios which are the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the MetLife Money Market Portfolio, the State Street Research Diversified Portfolio, the GNMA Portfolio, the State Street Research Aggressive Growth Portfolio, the Equity Income Portfolio, the MetLife Stock Index Portfolio, the GFM International Stock Portfolio, the Scudder Global Equity Portfolio, the Loomis Sayles High Yield Bond Portfolio, the Janus Mid Cap Portfolio, and the T. Rowe Price Small Cap Growth Portfolio, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Janus Mid Cap Portfolio as set forth in the Janus Mid Cap Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Janus Mid Cap Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Janus Mid Cap Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1

                      Duties of the Sub-Investment Manager

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Janus Mid Cap Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it. The Sub-Investment Manager makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Investment Manager, whether public or private.

     Absent written instructions from the Investment Manager, to the contrary, the Sub-Investment Manager shall place all orders for the purchase and sale of investment instruments for the Portfolio with brokers or dealers selected by the Sub-Investment Manager, which may include brokers or dealers affiliated with the Sub-Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. In allocating orders, the Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     The Sub-Investment Manager shall use its best efforts to obtain execution of portfolio transactions at prices that are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Investment Manager may, to the extent permitted by applicable laws or regulations, select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Portfolio and/or other accounts serviced by the Sub-Investment Manager. The Sub-Investment Manager may, to the extent so permitted, place portfolio transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if the Sub-Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Investment Manager and its affiliates have with respect to the Portfolio and to accounts over which they exercise investment discretion, and not all such services or products will necessarily be used by the Sub-Investment Manager in managing the Portfolio.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request, provided that the Sub-Investment Manager shall not be responsible for Portfolio accounting, nor shall it be required to generate information derived from Portfolio accounting data.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     The Sub-Investment Manager shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Sub-Investment Manager shall not be responsible for the preparation or filing of any reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing. The Sub-Investment Manager shall vote proxies received in connection with securities held by the Portfolio.

     The Sub-Investment Manager shall have no responsibility to monitor certain limitations or restrictions for which the Sub-Investment Manager has not been provided sufficient information by the Investment Manager, including without limitation, the "short-short" test and the 90%-source test of the Internal Revenue Code. The Investment Manager has the responsibility of obtaining and providing such information.

     The Sub-Investment Manager shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the Investment Company Act, and shall not be subject to any other code of ethics, including the Investment Manager's code of ethics, unless specifically adopted by the Sub-Investment Manager.

                                   ARTICLE 2

                         Sub-Investment Management Fee

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Janus Mid Cap Portfolio Investment Management Agreement. Nothing in this Janus Mid Cap Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own organizational, operational and business expenses in connection with the performance of its duties under this Agreement but shall not be obligated to pay any expenses of the Investment Manager, the Fund, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of management fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the Investment Company Act shall be the sole responsibility of the Investment Manager.

                                 Other Matters

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement. The Investment Manager shall hold harmless and indemnify the Sub-Investment Manager, its affiliates, directors, officers, shareholders, employees or agents for any loss not directly resulting from the Sub-Investment Manager's willful misfeasance, bad faith or gross negligence.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective and, to the extent relevant, before filing with the SEC. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund. The Investment Manager shall timely furnish the Sub-Investment Manager with such additional information as may a reasonably necessary for or requested by the Sub-Investment Manager to perform its responsibilities pursuant to this Agreement.

     The Investment Manager shall be responsible for setting up and maintaining brokerage accounts and other accounts (or take such action as reasonably requested by the Sub-Investment Manager to enable it to establish such accounts) as the Sub-Investment Manager deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

     The Sub-Investment Manager shall have no liability for the acts or omissions of any custodian of the Portfolio's assets, including but not limited to, responsibility for the segregation requirements of the Investment Company Act or other applicable law.

                                   ARTICLE 3

                   Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Janus Mid Cap Portfolio Investment Management Agreement.

                                   ARTICLE 4

                                  Definitions

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5

                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6

                                 Governing Law

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7

                                    Notices

     Notices to be given hereunder shall be addressed to:

     Fund:      Christopher P. Nicholas
                Vice-President and Chief Operating Officer
                Metropolitan Series Fund, Inc.
                One Madison Avenue, Area 6E
                New York, New York 10010

     Investment
     Manager:   John F. Guthrie, Jr.
                Senior Vice-President
                MetLife Advisers, LLC
                501 Boylston Street
                Boston, Massachusetts 02116

     Sub-Investment
     Manager:   David Tucker, Esq.
                General Counsel
                Janus Capital Corporation
                100 Fillmore Street
                Denver, Colorado 80206

     Changes in the foregoing notice provisions may be made by notice in shall be effective upon delivery.

                                    METROPOLITAN SERIES FUND, INC.



                                    By:  ________________________
                                         Christopher P. Nicholas
                                         President
Attest:



_________________________
Danne L. Johnson
Secretary
                                    METLIFE ADVISERS, LLC




                                    By:   _____________________
                                          John F. Gurthrie, Jr.
                                          Senior Vice-President
Attest:



___________________________
                                    JANUS CAPITAL CORPORATION



                                    By:  ____________________
                                         Stephen Stieneker
Attest:



_______________________
Bonnie Howe

                                   APPENDIX

                           JANUS CAPITAL CORPORATION

                     Metropolitan Series Fund Fee Schedule

                            Janus Mid Cap Portfolio

                         First $100 Million     .55%
                         next $400 Million      .50%
                         over $500 Million      .45%
                         of the average daily value of the net assets of the Portfolio

                             JANUS GROWTH PORTFOLIO
                      SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of May 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Janus Capital Corporation, a Colorado corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Janus Growth Portfolio as set forth in the Janus Growth Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Janus Growth Portfolio Investment Management Agreement"); and the Fund and the Investment

Manager desire to enter into a separate sub-investment management agreement with respect to the Janus Growth Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1

                      Duties of the Sub-Investment Manager

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Janus Growth Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it. The Sub-Investment Manager makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Investment Manager, whether public or private.

     Absent written instructions from the Investment Manager to the contrary, the Sub-Investment Manager shall place all orders for the purchase and sale of investment instruments for the Portfolio with brokers or dealers selected by the Sub-Investment Manager, which may include brokers or dealers affiliated with the Sub-Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. In allocating orders, the Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     The Sub-Investment Manager shall use its best efforts to obtain execution of portfolio transactions at prices that are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Investment Manager may, to the extent permitted by applicable laws or regulations, select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Portfolio and/or other accounts serviced by the Sub-Investment Manager. The Sub-Investment Manager may, to the extent so permitted, place portfolio transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if the Sub-Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Investment Manager and its affiliates have with respect to the Portfolio and to accounts over which they exercise investment discretion, and not all such services or products will necessarily be used by the Sub-Investment Manager in managing the Portfolio.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, which directly affect the Portfolio; and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request, provided that the Sub-Investment Manager shall not be responsible for Portfolio accounting, nor shall it be required to generate information derived from Portfolio accounting data.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     The Sub-Investment Manager shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Sub-Investment Manager shall not be responsible for the preparation or filing of any reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing. The Sub-Investment Manager shall vote proxies received in connection with securities held by the Portfolio.

     The Sub-Investment Manager shall have no responsibility to monitor certain limitations or restrictions for which the Sub-Investment Manager has not been provided sufficient information by the Investment Manager, including without limitation, the "short-short" test and the 90%-source test of the Internal Revenue Code. The Investment Manager has the responsibility of obtaining and providing such information.

     The Sub-Investment Manager shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the Investment Company Act, and shall not be subject to any other code of ethics, including the Investment Manager's code of ethics, unless specifically adopted by the Sub-Investment Manager.

     Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-

Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2

                         Sub-Investment Management Fee

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Janus Growth Portfolio Investment Management Agreement. Nothing in this Janus Growth Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own organizational, operational and business expenses in connection with the performance of its duties under this Agreement but shall not be obligated to pay any expenses of the Investment Manager, the Fund, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of management fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the Investment Company Act shall be the sole responsibility of the Investment Manager.

                                 Other Matters

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement. The Investment Manager shall hold harmless and indemnify the Sub-Investment Manager, its affiliates, directors, officers, shareholders, employees or agents for any loss not directly resulting from the Sub-Investment Manager's willful misfeasance, bad faith or gross negligence.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective and, to the extent relevant, before filing with the SEC. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund. The Investment Manager shall timely furnish the Sub-Investment Manager with such additional information as may a reasonably necessary for or requested by the Sub-Investment Manager to perform its responsibilities pursuant to this Agreement.

     The Investment Manager shall be responsible for setting up and maintaining brokerage accounts and other accounts (or take such action as reasonably requested by the Sub-Investment Manager to enable it to establish such accounts) as the Sub-Investment Manager deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

     The Sub-Investment Manager shall have no liability for the acts or omissions of any custodian of the Portfolio's assets, including but not limited to, responsibility for the segregation requirements of the Investment Company Act or other applicable law.

                                   ARTICLE 3

                   Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Janus Growth Portfolio Investment Management Agreement.

                                   ARTICLE 4

                                  Definitions

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5

                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6

                                 Governing Law

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7

                                    Notices

     Notices to be given hereunder shall be addressed to:

     Fund:      Christopher P. Nicholas
                Vice-President and Chief Operating Officer
                Metropolitan Series Fund, Inc.
                One Madison Avenue, Area 6E
                New York, New York 10010

     Investment
     Manager:   John F. Guthrie, Jr.
                Senior Vice-President
                MetLife Advisers, LLC
                501 Boylston Street
                Boston, Massachusetts 02116

     Sub-Investment
     Manager:   David Tucker, Esq.
                General Counsel
                Janus Capital Corporation
                100 Fillmore Street
                Denver, Colorado 80206

Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                    METROPOLITAN SERIES FUND, INC.

                                    By _______________________________
                                    Christopher P. Nicholas, President
Attest:

___________________________
Danne L. Johnson, Secretary
                                    METLIFE ADVISERS, LLC

                                    By _________________________________
                                       John F. Guthrie, Jr., Senior Vice
                                        President
Attest:

______________________
                                    JANUS CAPITAL CORPORATION


                                    By _________________________
Attest:

_____________________

                                   APPENDIX

                           JANUS CAPITAL CORPORATION

                     Metropolitan Series Fund Fee Schedule

                            Janus Growth Portfolio
                            ----------------------

                    first $100M         0.55%
                    next $400M          0.50%
                    over $500M          0.45%
                    of the average daily
                    value of the net
                    assets of the Portfolio

                    LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

      AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Loomis, Sayles & Company, L.P., a Delaware limited partnership (the "Sub-Investment Manager");

                             W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manger is engaged principally in the business of insurance and also in rendering advisory services and is registered as a investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Loomis Sayles High Yield Bond Portfolio as set forth in the Loomis Sayles High Yield Bond Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Loomis Sayles High Yield Bond Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Loomis Sayles High Yield Bond Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                  ARTICLE 1.

                     Duties of the Sub-Investment Manager.
                     ------------------------------------

      Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Loomis Sayles High Yield Bond Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                  ARTICLE 2.

                        Sub-Investment Management Fee.
                        -----------------------------

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Loomis Sayles High Yield Bond Portfolio Investment Management Agreement. Nothing in this Loomis Sayles High Yield Bond Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.
                                 -------------

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                  ARTICLE 3.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Loomis Sayles High Yield Bond Portfolio Investment Management Agreement.

                                  ARTICLE 4.

                                 Definitions.
                                 -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                  ARTICLE 5.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE 6.

                                Governing Law.
                                -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                  ARTICLE 7.

                                   Notices.
                                   -------

      Notices to be given hereunder shall be addressed to:

           Fund:           Christopher P. Nicholas
                           President and Chief Operating Officer
                           Metropolitan Series Fund, Inc.
                           One Madison Avenue, Area 6E
                           New York, New York 10010

      Investment Manager:  John F. Guthrie, Jr.
                           Senior Vice-President
                           MetLife Advisers, LLC
                           501 Boylston Street
                           Boston, Massachusetts 02116

Sub-Investment Manager:    Daniel J. Fuss
                           Executive Vice President
                           Loomis, Sayles & Company, L.P.
                           One Financial Center
                           Boston, Massachusetts 02111

      Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.


                                By ________________________________
                                   Christopher P. Nicholas
                                   President
Attest:


_________________________
Danne L. Johnson
Secretary
                                METLIFE ADVISERS, LLC


                                By ___________________________
                                   John F. Guthrie, Jr
                                   Senior Vice-President
Attest:

__________________________


                                LOOMIS, SAYLES & COMPANY, L.P.


                                By _____________________________

Attest:


______________________________

                                   Appendix

                        LOOMIS, SAYLES & COMPANY, L.P.
                        ------------------------------

                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

                    Loomis Sayles High Yield Bond Portfolio
                    ---------------------------------------


                     .50% of the average daily value of the net
                            assets of the Portfolio.

               NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

  AGREEMENT made this 1st day of May 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC, a Delaware limited liability company, and Neuberger Berman Management Inc., a New York corporation (the Sub-Investment Manager");

                             W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory and management services and is registered as an investment adviser under the Advisers Act; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Neuberger Berman Partners Mid Cap Value Portfolio as set forth in the Neuberger Berman Partners Mid Cap Value Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Neuberger Berman Partners

Mid Cap Value Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Neuberger Berman Partners Mid Cap Value Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1

                     Duties of the Sub-Investment Manager

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Neuberger Berman Partners Mid Cap Value Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus") and provided to the Sub-Investment Manager in writing. Should the Board of

Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall not be liable to the Fund, the Portfolio or the Investment Manager, or any shareholder of the Fund, and the Investment Manager shall indemnify and hold harmless the Sub-Investment Manager for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees and expenses) sustained in connection with adherence to such determination.

     The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary and appropriate to implement the investment policies of the Portfolio, determined as provided above, and in particular to open accounts and to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with any other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      With respect to brokerage and subject to the policies set forth above and in the Prospectus, the Sub-Investment Manager may cause the Portfolio to pay a broker a commission for executing a portfolio transaction in excess of the commission another broker would have charged for effecting the same transaction if the difference is reasonably justified by other aspects of portfolio execution or research services offered. Subject to such policies as the Board of Directors of the Fund may determine, the Sub-Investment Manager shall not be deemed to have acted unlawfully or to have breached a duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Investment Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research or brokerage services provided by such broker, viewed in terms of either that particular transaction or the Sub-Investment Manager's ongoing responsibilities with respect to the Portfolio. The Investment Manager, Sub-Investment Manager and the Fund further agree that the Sub-Investment Manager is authorized to employ an affiliated broker-dealer as the Portfolio's principal broker.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder

(including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including recommendations of prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed by the Sub-Investment Manager appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2

                         Sub-Investment Management Fee

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Neuberger Berman Partners Mid Cap Value Portfolio Investment Management Agreement and nothing in that agreement shall change or affect the terms of this Sub-Investment Management Agreement. Nothing in this Neuberger Berman Partners Mid Cap Value Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay and will not be responsible for any Fund expenses.

                                 Other Matters

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property as well as the Sub-Investment Manager's. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender copies of the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, its shareholders or the Investment Manager in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement. The Sub-Investment Manager, the Fund and the Investment Manager further agree that the Sub-Investment Manager shall bear no responsibilities or obligations for any portfolios of the Fund other than the Portfolio and any other portfolio of the Fund with respect to which it serves as sub-advisor.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Registration Statement, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

      The Investment Manager, the Fund and the Sub-Investment Manager agree that any information or recommendation supplied by the Sub-Investment Manager in connection with the performance of its obligations hereunder is to be regarded as confidential for use only by the Investment Manager, the Fund, or such person as the Investment Manager may designate in connection with the Portfolio.

      The Investment Manager represents and warrants that the appointment of the Sub-Investment Manager by the Investment Manager and the Fund has been duly authorized.

                                   ARTICLE 3

                  Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Neuberger Berman Partners

Mid Cap Value Portfolio Investment Management Agreement.

                                   ARTICLE 4

                                  Definitions

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5

                         Amendments of this Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6

                                 Governing Law

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7

                                    Notices
                                    -------

Notices to be given hereunder shall be addressed to:

             Fund:        Christopher P. Nicholas
                          President and Chief Operating Officer
                          Metropolitan Series Fund, Inc.
                          One Madison Avenue, Area 7G
                          New York, New York 10010

   Investment Manager:    John F. Guthrie, Jr.
                          Senior Vice-President
                          MetLife Adviser, LLC
                          501 Boylston Street
                          Boston, MA  02116

   Sub-Investment         Ms. Ellen Metzger, Esq.
      Manager:            Vice-President and General Counsel
                          Neuberger Berman Management Inc.
                          605 Third Avenue - 2nd Floor
                          New York, NY  10158-0180

Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon receipt.

                                METROPOLITAN SERIES FUND, INC


                                By:  ___________________________
                                     Christopher P. Nicholas
                                     President
Attest:

__________________
Danne L. Johnson
Secretary

                                METLIFE ADVISERS, LLC


                                By:  ________________________
                                     John F. Guthrie, Jr.
                                     Senior Vice President

Attest:


__________________


                                NEUBERGER BERMAN MANAGEMENT
                                INC.


                                By: ___________________
Attest:


__________________

                                   APPENDIX
                                   --------

                       NEUBERGER BERMAN MANAGEMENT INC.
                       --------------------------------

                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

               Neuberger Berman Partners Mid Cap Value Portfolio
               -------------------------------------------------

                         1st $250 Million       .45%
                         next $750 Million      .40%
                         over $1 Billion        .35%


               of the average daily value of the net assets of the Portfolio

                        SCUDDER GLOBAL EQUITY PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

      AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Scudder Kemper Investments, Inc., a Delaware corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

      WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

      WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

      WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Scudder Global Equity Portfolio as set forth in the Scudder Global Equity Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Scudder Global Equity Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Scudder Global Equity Portfolio of the Fund with the Sub-Investment Manager;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                  ARTICLE 1.

                     Duties of the Sub-Investment Manager.
                     ------------------------------------

      Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Scudder Global Equity Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

      In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

      In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

      The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                  ARTICLE 2.

                        Sub-Investment Management Fee.
                        -----------------------------

      The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Scudder Global Equity Portfolio Investment Management Agreement. Nothing in this Scudder Global Equity Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

      In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

      For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.
                                 -------------

      The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

      The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

      The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

      The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

      The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                  ARTICLE 3.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

      This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Scudder Global Equity Portfolio Investment Management Agreement.

                                  ARTICLE 4.

                                 Definitions.
                                 -----------

      The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                  ARTICLE 5.

                         Amendments of this Agreement.
                         ----------------------------

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE 6.

                                Governing Law.
                                -------------

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                  ARTICLE 7.

                                   Notices.
                                   -------

      Notices to be given hereunder shall be addressed to:

           Fund:           Christopher P. Nicholas
                           President and Chief Operating Officer
                           Metropolitan Series Fund
                           One Madison Avenue, Area 7G
                           New York, New York 10010

     Investment Manager:   John F. Guthrie, Jr.
                           SeniorVice-President
                           MetLife Advisers, LLC
                           501 Boylston Street
                           Boston, Massachusetts 02116

Sub-Investment Manager:    William E. Holzer
                           Managing Director
                           Scudder Kemper Investments, Inc.
                           345 Park Avenue
                           New York, New York 10154

      Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By:    __________________________
                                       Christopher P. Nicholas
                                       President
Attest:



_________________________
Danne L. Johnson
Secretary
                                METLIFE ADVISERS, LLC


                                By:   ___________________________
                                       John F. Gurthrie, Jr.
                                       Senior Vice-President
Attest:


 ___________________________


                                SCUDDER KEMPER INVESTMENTS, INC.



                                By: _____________________________
Attest:


________________________________

                                   Appendix

                       SCUDDER KEMPER INVESTMENTS, INC.
                       --------------------------------

                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

                        Scudder Global Equity Portfolio
                        -------------------------------


                     1st $50 Million         .70%
                     next $50 Million        .35%
                     next $400 Million       .30%
                     over $500 Million       .275%
           of the average daily value of the net assets of the Portfolio

                    T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company and T. Rowe Price Associates, Inc., a Maryland corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

      WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the T. Rowe Price Large Cap Growth Portfolio as set forth in the T. Rowe Price Large Cap Growth Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "T. Rowe Price Large Cap Growth Portfolio Investment

Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the T. Rowe Price Large Cap Growth Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1

                      Duties of the Sub-Investment Manager

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's T. Rowe Price Large Cap Growth Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify the Sub-Investment

Manager thereof in writing, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     The Sub-Investment Manager agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain best execution at favorable security prices; provided that, on behalf of the Portfolio, the Sub-Investment Manager may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") or in accord with any other applicable laws or regulations, a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Investment Manager determines in good faith that such commission is reasonable in relation to the brokerage and research service provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Investment Manager with respect to the accounts as to which it exercises investment discretion.

     On occasions when the Sub-Investment Manager deems the purchase of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Investment Manager, the Sub-Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Investment Manager in the manner the Sub-Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Registration Statement of the Fund, as from time to time amended, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the

Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2

                         Sub-Investment Management Fee

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the T. Rowe Price Large Cap Growth Portfolio Investment Management Agreement. Nothing in this T. Rowe Price Large Cap Growth Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub- Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

     The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                 Other Matters

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Registration Statement, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3

                   Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and

Sub-Investment Manager, by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the T. Rowe Price Large Cap Growth Portfolio Investment Management Agreement.

                                   ARTICLE 4

                                  Definitions

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5

                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6

                                 Governing Law

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the

Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7

                                    Notices

     Notices to be given hereunder shall be addressed to:

     Fund:              Christopher P. Nicholas
                        President and Chief Operating Officer
                        Metropolitan Series Fund, Inc.
                        One Madison Avenue, Area 6E
                        New York, New York 10010

Investment Manager:     John F. Guthrie, Jr.
                        Senior Vice-President
                        MetLife Advisers, LLC
                        501 Boylston Street
                        Boston, Massachusetts 02116

     Sub-Investment
     Manager:           John Cammack
                        Managing Director
                        T. Rowe Price Associates, Inc.
                        100 East Pratt Street
                        Baltimore Maryland 21202

     Copy to:           Henry H. Hopkins, Esq.
                        T. Rowe Price Associates, Inc.
                        100 East Pratt Street
                        Baltimore Maryland 21202

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                    METROPOLITAN SERIES FUND, INC.

                                    By:
                                    _____________________________
                                    Christopher P. Nicholas
                                    President
Attest:
____________________________
Danne L. Johnson
Secretary


                                    METLIFE ADVISERS, LLC

                                    By:
                                    _______________________________
                                    John F. Guthrie, Jr.
                                    Senior Vice-President
Attest:


______________________________



                                    T. ROWE PRICE ASSOCIATES, INC.



                                    By:
                                       ___________________________
                                       Darrell N. Braman
Attest:

______________________________

                                   APPENDIX
                                   --------

                        T. ROWE PRICE ASSOCIATES, INC.
                        ------------------------------

                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

                   T. Rowe Price Large Cap Growth Portfolio
                   ----------------------------------------


                         0.500% on the first $50 Million
                         0.400% thereafter
of the average daily value of the net assets of the Portfolio

                    T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and T. Rowe Price Associates, Inc., a Maryland corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of thirteen portfolios which are the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the MetLife Money Market Portfolio, the State Street Research Diversified Portfolio, the GNMA Portfolio, the State Street Research Aggressive Growth Portfolio, the Equity Income Portfolio, the MetLife Stock Index Portfolio, the GFM International Stock Portfolio, the Scudder Global Equity Portfolio, the Loomis Sayles High Yield Bond Portfolio, the Janus Mid Cap Portfolio, and the T. Rowe Price Small Growth Cap Portfolio, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the T. Rowe Price Small Cap Growth Portfolio as set forth in the T. Rowe Price Small Cap Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "T. Rowe Price Small Cap Growth Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the T. Rowe Price Small Cap Growth Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1

                      Duties of the Sub-Investment Manager

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's T. Rowe Price Small Cap Growth Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify the Sub-Investment Manager thereof in writing, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     The Sub-Investment Manager agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain best execution at favorable security prices; provided that, on behalf of the Portfolio, the Sub-Investment Manager may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act") or in accord with any other applicable laws or regulations, a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Investment Manager determines in good faith that such commission is reasonable in relation to the brokerage and research service provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Investment Manager with respect to the accounts as to which it exercises investment discretion.

     On occasions when the Sub-Investment Manager deems the purchase of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Investment Manager, the Sub-Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Investment Manager in the manner the Sub-Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2

                         Sub-Investment Management Fee

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the T. Rowe Price Small Cap Growth Portfolio Investment Management Agreement. Nothing in this T. Rowe Price Small Cap Growth Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub- Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3

                   Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the T. Rowe Price Small Cap Growth Portfolio Investment Management Agreement.

                                   ARTICLE 4

                                  Definitions

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5

                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6

                                 Governing Law

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7

                                    Notices

     Notices to be given hereunder shall be addressed to:

     Fund:              Christopher P. Nicholas
                        Vice-President and Chief Operating Officer
                        Metropolitan Series Fund, Inc.
                        One Madison Avenue, Area 7G
                        New York, New York 10010

Investment Manager:     John F. Guthrie, Jr.
                        Senior Vice-President
                        MetLife Advisers, LLC
                        501 Boylston Street
                        Boston, Massachusetts 02116


Sub-Investment
Manager:                John Cammack
                        Managing Director
                        T. Rowe Price Associates, Inc.
                        100 East Pratt Street
                        Baltimore Maryland 21202

Copy to:                Henry H. Hopkins, Esq.
                        T. Rowe Price Associates, Inc.
                        100 East Pratt Street
                        Baltimore Maryland 21202

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                    METROPOLITAN SERIES FUND, INC.



                                    By
                                    ________________________
                                    Christopher P. Nicholas
Attest:



________________________
Danne L. Johnson
Secretary
                                    METLIFE ADVISERS, LLC




                                    By
                                    _____________________
                                    John F. Guthrie, Jr.
                                    Senior Vice-President
Attest:



_________________________

                                    T. ROWE PRICE ASSOCIATES, INC.



                                    By
                                    _______________________
                                    Darrell N. Braman

Attest:


_________________________

                                   APPENDIX

                        T. ROWE PRICE ASSOCIATES, INC.

                     Metropolitan Series Fund Fee Schedule

                   T. Rowe Price Small Cap Growth Portfolio


                    1st 100M         .35%
                    next $300M       .30%
                    above $400       .25% of the average daily value of the net
                                     assets of the Portfolio

               LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO
                      SUB-INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Metropolitan Life Insurance Company, a New York corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Sub-Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Lehman Brothers(R) Aggregate Bond Index Portfolio as set forth in the Lehman Brothers(R) Aggregate Bond Index Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Lehman Brothers(R) Aggregate Bond Index Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Lehman Brothers(R) Aggregate Bond Index Portfolio of the Fund with the Sub-Investment Manager;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                      Duties of the Sub-Investment Manager

Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Lehman Brothers(R) Aggregate Bond Index Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the

Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.


                                   ARTICLE 2.
                         Sub-Investment Management Fee

The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Lehman Brothers(R) Aggregate Bond Index Portfolio Investment Management Agreement. Nothing in this Lehman Brothers(R) Aggregate Bond Index Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                 Other Matters

The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                   Duration and Termination of this Agreement

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Lehman Brothers Aggregate Bond Index Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                  Definitions

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                          Amendments of this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                 Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                  ARTICLE 7.
                                   Notices

Notices to be given hereunder shall be addressed to:

          Fund:                     Christopher P. Nicholas
                                    President and Chief Operating Officer
                                    Metropolitan Series Fund, Inc.
                                    One Madison Avenue, Area 6E
                                    New York, New York 10010

          Investment Manager:       John F. Guthrie, Jr.
                                    Senior Vice-President
                                    MetLife Advisers, LLC
                                    501 Boylston Street
                                    Boston, Massachusetts 02116

          Sub-Investment Manager:   Gary A. Beller, Esq.
                                    Senior Executive Vice-President and General
                                    Counsel
                                    Metropolitan Life Insurance Company
                                    One Madison Avenue, Area 11G
                                    New York, New York 10010

Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By __________________________________
                                   Christopher P. Nicholas
                                   President

Attest:


____________________________
Danne L. Johnson
Secretary

                                METROPOLITAN LIFE INSURANCE COMPANY



                                By __________________________________
                                   Gary A. Beller
                                   Senior Executive Vice-President

Attest:


_______________________


                                METLIFE ADVISERS, LLC


                                By_________________________________
                                   John F. Guthrie, Jr.
                                   Senior Vice-President
Attest:


__________________________

                 METLIFE STOCK INDEX PORTFOLIO SUB-INVESTMENT
                              MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Metropolitan Life Insurance Company, a New York corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Sub-Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the MetLife Stock Index Portfolio as set forth in the MetLife Stock Index Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "MetLife Stock Index Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the MetLife Stock Index Portfolio of the Fund with the Sub-Investment Manager;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                      Duties of the Sub-Investment Manager

Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's MetLife Stock Index Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.


                                   ARTICLE 2.
                         Sub-Investment Management Fee

The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the MetLife Stock Index Portfolio Investment Management Agreement. Nothing in this MetLife Stock Index Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment

Manager agrees to pay.

The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                 Other Matters.

The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                   Duration and Termination of this Agreement

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the MetLife Stock Index Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                  Definitions

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                          Amendments of this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                 Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                    Notices

Notices to be given hereunder shall be addressed to:

           Fund:      Christopher P. Nicholas
                      President and Chief Operating Officer
                      Metropolitan Series Fund, Inc.
                      One Madison Avenue, Area 6E
                      New York, New York  10010

           Investment Manager:     John F. Guthrie, Jr.
                                   Senior Vice-President
                                   MetLife Advisers, LLC
                                   501 Boylston Street
                                   Boston, Massachusetts  02116

           Sub-Investment Manger:  Gary A. Beller, Esq.
                                   Senior Executive Vice-President
                                   and General Counsel
                                   Metropolitan Life Insurance Company
                                   One Madison Avenue, Area 11G
                                   New York, New York  10010

Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By ________________________________
                                   Christopher P. Nicholas, President

Attest:


_____________________________
Danne L. Johnson, Secretary

                                METROPOLITAN LIFE INSURANCE COMPANY




                                By __________________________________
                                   Gary A. Beller, Senior Executive
                                    Vice-President
Attest:


_________________________
Assistant Secretary


                                METLIFE ADVISERS, LLC



                                By_________________________________
                                  John F. Guthrie, Jr., Senior Vice-President
Attest:


____________________________

                     METLIFE MID CAP STOCK INDEX PORTFOLIO
                      SUB-INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Metropolitan Life Insurance Company, a New York corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Sub-Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the MetLife Mid Cap Stock Index Portfolio as set forth in the MetLife Mid Cap Stock Index Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "MetLife Mid Cap Stock Index Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the MetLife Mid Cap Stock Index Portfolio of the Fund with the Sub-Investment Manager;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                      Duties of the Sub-Investment Manager

Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's MetLife Mid Cap Stock Index Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the

Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                         Sub-Investment Management Fee

The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the MetLife Mid Cap Stock Index Portfolio Investment Management Agreement. Nothing in this MetLife Mid Cap Stock Index Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the

Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                 Other Matters

The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                   Duration and Termination of this Agreement

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the MetLife Mid Cap Stock Index Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                  Definitions

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                          Amendments of this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                 Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                    Notices

Notices to be given hereunder shall be addressed to:

           Fund:      Christopher P. Nicholas
                      President and Chief Operating Officer
                      Metropolitan Series Fund, Inc.
                      One Madison Avenue, Area 6E
                      New York, New York  10010

           Investment Manager:     John F. Guthrie, Jr.
                                   Senior Vice-President
                                   MetLife Advisers, LLC
                                   501 Boylston Street
                                   Boston, Massachusetts  02116

           Sub-Investment Manger:  Gary A. Beller, Esq.
                                   Senior Executive Vice-President
                                   and General Counsel
                                   Metropolitan Life Insurance Company
                                   One Madison Avenue, Area 11G
                                   New York, New York  10010

Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By ________________________________
                                   Christopher P. Nicholas, President

Attest:


_____________________________
Danne L. Johnson, Secretary

                                METROPOLITAN LIFE INSURANCE COMPANY




                                By __________________________________
                                   Gary A. Beller, Senior Executive
                                    Vice-President
Attest:


_________________________
Assistant Secretary


                                METLIFE ADVISERS, LLC



                                By_________________________________
                                  John F. Guthrie, Jr., Senior Vice-President
Attest:


____________________________

            MORGAN STANLEY EAFE(R) INDEX PORTFOLIO SUB-INVESTMENT
                             MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Metropolitan Life Insurance Company, a New York corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Sub-Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Morgan Stanley EAFE(R) Index Portfolio as set forth in the Morgan Stanley EAFE(R) Index Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Morgan Stanley EAFE(R) Index Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Morgan Stanley EAFE(R) Index Portfolio of the Fund with the Sub-Investment Manager;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                      Duties of the Sub-Investment Manager

Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Morgan Stanley EAFE(R) Index Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the

Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                         Sub-Investment Management Fee

The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Morgan Stanley EAFE(R) Index Portfolio Investment Management Agreement. Nothing in this Morgan Stanley EAFE(R) Index Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the

Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                 Other Matters.

The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                   Duration and Termination of this Agreement

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Morgan Stanley EAFE(R) Index Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                  Definitions

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                          Amendments of this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                 Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                    Notices

Notices to be given hereunder shall be addressed to:

           Fund:      Christopher P. Nicholas
                      President and Chief Operating Officer
                      Metropolitan Series Fund, Inc.
                      One Madison Avenue, Area 6E
                      New York, New York  10010

           Investment Manager:          John F. Guthrie
                                        Senior Vice-President
                                        MetLife Advisers, LLC
                                        501 Boylston Street
                                        Boston, Massachusetts  02116

           Sub-Investment Manger:       Gary A. Beller, Esq.
                                        Senior Executive Vice-President
                                        and General Counsel
                                        Metropolitan Life Insurance Company
                                        One Madison Avenue, Area 11G
                                        New York, New York  10010

Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By ________________________________
                                   Christopher P. Nicholas, President

Attest:


_____________________________
Danne L. Johnson, Secretary

                                METROPOLITAN LIFE INSURANCE COMPANY




                                By __________________________________
                                   Gary A. Beller, Senior Executive
                                    Vice-President
Attest:


_________________________
Assistant Secretary


                                METLIFE ADVISERS, LLC



                                By_________________________________
                                  John F. Guthrie, Jr., Senior Vice-President
Attest:


____________________________

                RUSSELL 2000(R) INDEX PORTFOLIO SUB-INVESTMENT
                             MANAGEMENT AGREEMENT

AGREEMENT made this 1st day of May, 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Metropolitan Life Insurance Company, a New York corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

WHEREAS, the Sub-Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Russell 2000(R) Index Portfolio as set forth in the Russell 2000(R) Index Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Russell 2000(R) Index Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Russell 2000(R) Index Portfolio of the Fund with the Sub-Investment Manager;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                      Duties of the Sub-Investment Manager

Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Russell 2000(R) Index Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                         Sub-Investment Management Fee

The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Russell 2000(R) Index Portfolio Investment Management Agreement. Nothing in this Russell 2000(R) Index Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The

Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                 Other Matters

The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                   Duration and Termination of this Agreement

This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Russell 2000(R) Index Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                  Definitions

The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                          Amendments of this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                 Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                    Notices

Notices to be given hereunder shall be addressed to:

           Fund:      Christopher P. Nicholas
                      President and Chief Operating Officer
                      Metropolitan Series Fund, Inc.
                      One Madison Avenue, Area 6E
                      New York, New York 10010

           Investment Manager:          John F. Guthrie
                                        Senior Vice-President
                                        MetLife Advisers, LLC
                                        501 Boylston Street
                                        Boston, Massachusetts  02116

           Sub-Investment Manger:       Gary A. Beller, Esq.
                                        Senior Executive Vice-President
                                        and General Counsel
                                        Metropolitan Life Insurance Company
                                        One Madison Avenue, Area 11G
                                        New York, New York  10010

Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.



                                By ________________________________
                                   Christopher P. Nicholas, President

Attest:


_____________________________
Danne L. Johnson, Secretary

                                METROPOLITAN LIFE INSURANCE COMPANY




                                By __________________________________
                                   Gary A. Beller, Senior Executive
                                    Vice-President
Attest:


_________________________
Assistant Secretary


                                METLIFE ADVISERS, LLC



                                By_________________________________
                                  John F. Guthrie, Jr., Senior Vice-President
Attest:


____________________________

                 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

                      SUB-INVESTMENT MANAGEMENT AGREEMENT

          AGREEMENT made this 1st day of May 2001, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Franklin Advisers, Inc., a California corporation (the "Sub-Investment Manager");

                             W I T N E S S E T H :

          WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

          WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

          WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

          WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

          WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Franklin Templeton Small Cap Growth Portfolio as set forth in the Investment Management Agreement dated May 1, 2001 relating to the Franklin Templeton Small Cap Portfolio between the Fund and the Investment Manager (the "Franklin Templeton Small Cap

Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Franklin Templeton Small Cap Portfolio of the Fund with the Sub-Investment Manager;

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.

                     Duties of the Sub-Investment Manager.
                     ------------------------------------

          Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Franklin Templeton Small Cap Growth Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall exercise its discretion to take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

          The Sub-Investment Manager shall have no responsibility with respect to maintaining custody of the Fund's assets. The Fund shall instruct its custodian to provide the Sub-Investment Manager with such information as the Sub-Investment Manager may reasonably request relating to daily cash levels held by the Fund.

          In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price that is approximately averaged.

          In selecting brokers or dealers to execute orders on behalf of the Fund, the Sub-Investment Manager is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhances the Sub-investment Manager's investment research and portfolio management capability generally. It is further understood that, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Investment Manager may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction of the Sub-Investment Manager determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e) provided by such broker, viewed in terms either of the Fund or the Sub-Investment Manager's overall responsibilities to its discretionary accounts.

          In connection with these services the Sub-Investment Manager will conduct investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

          The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

          The Sub-Investment Manager will make decisions on proxy voting unless such decisions are expressly reserved by the Fund. However, the Sub-Investment Manager will not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. Should the Sub-Investment Manger undertake litigation against an issuer on behalf of accounts which it manages that are shareholders of such issuer, the Fund agrees to pay its portion of any applicable legal fees associated with the action or to forfeit any claim to any assets Sub-Investment Manager may recover and, in such case, agrees to hold Sub-Investment Manager harmless for excluding the Fund from such action. In the case of class action suits involving issuers held by the Fund, Sub-Investment Manager may include information about the Fund for purposes of participating in any settlements.

          The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

          Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.

                         Sub-Investment Management Fee.
                         -----------------------------

          The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Franklin Templeton Small Cap Growth Investment Management Agreement. Nothing in this Franklin Templeton Small Cap Growth Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

          In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

          For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those that the Investment Manager agrees to pay.

     The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                 Other Matters.
                                 -------------

          The Fund and the Investment Manager acknowledge that the performance of the Fund may differ from the performance of other accounts or investment companies managed by the Sub-Investment Manager and that the Sub-Investment Manager is not expected to replicate the holdings or returns of any other account or fund that it manages. The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The Sub-Investment Manager will pay the compensation of any such persons, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

          The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature. The Fund and the Investment Manager understand that Sub-Investment Manager may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Investment Manager with respect to the Fund.

Nothing in this Agreement shall impose upon the Sub-Investment Manager any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Investment Manager, or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own accounts(s) or for the account of any other client.

          The Sub-Investment Manager also agrees upon the reasonable request of the Investment Manager or the Fund, to provide copies of the books and records relating to the Fund which the Sub-Investment Manager maintains to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

          The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

          The Sub-Investment Manager hereby gives the Fund, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name "Franklin Templeton" (hereinafter referred to as the "Marks") in the U.S. as part of the name of the Fund as follows: "Franklin Templeton Small Cap Growth Portfolio" in connection with the activities of the Fund contemplated by this Agreement. Such right does not include the right to allow third parties to use the Marks except as specifically provided in this Agreement. Neither the Fund nor the Investment Manager shall retain any right to use of the Marks after the termination of this Agreement. Upon termination of this Agreement, the Fund will immediately terminate all use of the Marks and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written, printed or electronic material or performance information that contains the Marks. The Fund agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Marks shall confirm to the terms of this Agreement, and any amendments thereto.

          All sales documentation, promotional, marketing, advertising or other written, printed or electronic material or performance information or data which includes the Marks which is prepared, controlled and/or issued by or on behalf of the Fund and/or the Investment Manager, and/or their agents or affiliates, shall require the written approval of Sub-Investment Manager prior to distribution. Such written or printed material may be distributed only in the U.S. and shall bear the following legend: "'Franklin Templeton' is a trademark of Franklin Resources, Inc. and/or its subsidiaries."


                                   ARTICLE 3.

                  Duration and Termination of this Agreement.
                  ------------------------------------------

          This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2002 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Franklin Templeton Small Cap Growth Portfolio Investment Management Agreement.

                                   ARTICLE 4.

                                  Definitions.
                                  -----------

          The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.

                         Amendments of this Agreement.
                         ----------------------------

          This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.

                                 Governing Law.
                                 -------------

          The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                  ARTICLE 7.

                                   Notices.
                                   -------
          Notices to be given hereunder shall be addressed to:

                Fund:           Christopher P. Nicholas
                                President and Chief Operating Officer
                                Metropolitan Series Fund, Inc.
                                One Madison Avenue, Area 6E
                                New York, New York 10010

Investment Manager:             John F. Guthrie, Jr.
                                Senior Vice-President
                                MetLife Advisers, LLC
                                501 Boylston Street
                                Boston, Massachusetts 02116

Sub-Investment Manager:         Franklin Advisers, Inc.
                                777 Mariners Island Blvd.

                                San Mateo, CA  94404
                                Attn:  General Counsel

      Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                METROPOLITAN SERIES FUND, INC.

                                By ________________________________
                                   Christopher P. Nicholas
                                   President
Attest:


_________________________
Danne L. Johnson
Secretary
                                METLIFE ADVISERS, LLC


                                By ___________________________
                                   John F. Guthrie, Jr
                                   Senior Vice-President
Attest:

___________________________



                                FRANKLIN ADVISERS, INC.



                                By: _____________________________


Attest:



_____________________________

                                   Appendix

                            FRANKLIN ADVISERS, INC.
                            -----------------------


                     Metropolitan Series Fund Fee Schedule
                     -------------------------------------

                 Franklin Templeton Small Cap Growth Portfolio
                 ---------------------------------------------


                    first $200 million   0.60%
                    next $300 million    0.52%
                    over $500 million    0.50% of the average daily value of the
                                         net assets of the Portfolio